Exhibit 99.1

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INVESTOR PRESENTATION
June 8, 2015

Forward Looking Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding our ability to grow our businesses, user base and user activity; our strategy; opportunities for growth; expansion of our global footprint; profitability; and our revenues, operating income, margins, free cash flow, cash balances, EPS growth, capital expenditures and other financial metrics. All statements in this presentation other than statements of historical fact, including statements that involve expectations, plans, intentions or projections (such as those relating to future business, future results of operations or financial condition, the planned separation of our eBay and PayPal businesses into independent publicly-traded companies, new or planned features or services, or management strategies), are forward-looking statements. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “project,” “predict,” “potential” and other similar expressions. We have based these forward-looking statements on our expectations and projections about future conditions, events or results at the time these statements were made. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, among others, those discussed under the caption “Risk Factors” in our most recent Annual
Report on Form 10-K and in our subsequent Quarterly Report on Form 10-Q, and the other information appearing elsewhere in our filings with the Securities and Exchange Commission. Other risks, uncertainties and factors that might cause or contribute to such differences include, but are not limited to, those discussed elsewhere in our most recent Annual Report on Form 10-K, our subsequent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. We do not intend, and undertake no obligation, to update or revise any of our forward-looking statements to reflect actual results or future events or circumstances. Given these risks and uncertainties, many of which are beyond our control, you should not place undue reliance on such forward-looking statements. Except as otherwise indicated or the context otherwise requires, all information in this presentation is as of June 8, 2015.
This presentation contains non-GAAP measures relating to our performance. You can find the reconciliation of those measures to the nearest comparable GAAP measures in the appendix at the end of this presentation.
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The eBay Story
A GLOBAL COMMERCE LEADER
LOOKING FORWARD
FINANCIAL OUTLOOK
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eBay will be the world’s most vibrant marketplace for discovering great value and unique selection.
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An Independent eBay
Focus on Our Core
Play to Our Strengths
Build for the Long Term
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A GLOBAL COMMERCE LEADER
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Our Business
$83B
157M
2014 GMV
Active Buyers
800M
25M
Live Listings
Active Sellers
$8.8B
2014 Revenue
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Note as: Active Buyers, Live Listings and Active Sellers as of Q1 2015; GMV excludes vehicles and real estate

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Enduring Commerce Leader
$83B GMV
Mobile, Engagement
$33B
Trust, Value, Selection
Global Business Expansion
Business Sellers,
Fixed Price
Consumer Auction Site
$1B
1996
1999
2002
2005
2008
2011
2014
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Note: GMV excludes vehicles and real estate

eBay Today
A global commerce marketplace of b2c merchants offering new, fixed price inventory
59% International
75% b2c
76% New Items
80% Fixed Price
% of GMV
% of GMV
% of Items Sold
% of GMV
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Notes: Data represents 2015 Q1; GMV excludes vehicles and real estate

A Leader In Mobile
Cumulative
Mobile
App Downloads
(M)
Annual
Mobile
GMV
($B)
% of GMV
Touched by Mobile
CAGR: 59%
266
$28
$20
52%
90
$11
‘11
‘12
‘13
‘14
‘15
‘12
‘13
‘14
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Notes: Cumulative Downloads and Percentage of GMV Touched by Mobile data represents 2015 Q1; GMV excludes vehicles and real estate

A Leader in Engagement
2014 Average Minutes Per Month (US Unique Visitor)
2014 Average Visits Per Month (US Unique Visitor)
75
6.8
5.8
29
Top 100
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Top 100
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Internet Retailers
Internet Retailers
(Excluding eBay)
(Excluding eBay)
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Source: comScore

1 2 Google 3 Coca Cola 4 IBM 5 Microsoft 6 7 SAMSUNG 8 TOYOTA 9 10 Mercedes Benz 11 12 intel 13 Disney 14 15 amazon 16 ORACLE 17 hp 18 Gilette 19 LOUIS VUITTON 20 HONDA 21 H&M 22 23 24 pepsi 25 SAP 26 IKEA 27 ups 28 ebay 29 f 30 Pampers 31 32 Kellogg’s 33 HSBC 34 35 J.P. Morgan 36 ZARA 37 Canon 38 NESCAFE 39 Ford 40 HYUNDAI 41 GUCCI 42 PHILIPS 43 L’OREAL PARIS 44 accenture 45 Audi 46 HERMES 47 48 citi 49 SIEMENS 50 Colgate 51 DANONE 52 SONY 53 54 Nestle 55 Allianz 56 NISSAN 57
A Leading Trusted Brand
Low Fraud Rates
Verified Rights Owner Program
Money Back Guarantee
Ebay Source: Interbrand 2014 Best Global Brands Note: Money back guarantee applies to approx. 80% of global GMV, excluding vehicles and real estate 11

Significant Opportunity
Commerce Market: $14.4T
Online Commerce Market:
$1T
Key Trends
Globalization Continues
Mobile is Mainstream
Omnichannel and
Engagement Accelerating
Source: Euromonitor, 2014 data 12

LOOKING FORWARD

Focusing On Our Core Customers
Core Buyers Enjoys Shopping Loves Great Deals Wants Unique Selection SMB Sellers Sales Velocity Business Intelligence Fair Standards Consumer Sellers Easy to List / Sell Price Realization Secure Payments
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Our Strategic Priorities
1 A vibrant marketplace
Great value and unique selection Improved seller tools Data-driven merchandising
2 A strong, stable & secure commerce platform
Diversified traffic Security & stability
Structured, cataloged data
3 Engaging product & brand experiences
Exceptional multi-screen capabilities Innovative new ways to shop
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1 Highlight eBay’s Unique Value
Android 5” Smartphones / Samsung Galaxy S5
Samsung Galaxy S5 11.000 reviews $320-99 -$650-99 Set a price alert New Starting at $490 Choose from 27 items As low as $14.50/mo See All Refurbished Starting at $400 Choose from 8 items As low as $11.50/mo See All Used Starting at $320 Choose from 20 items As low as S10.50/mo See all
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1 Deliver Great Seller Experiences
ebay Seller Hub 11 35 $2,238 97 11 35 $2,238 97
ebay Seller Hub $28,100 57 29 11 $14,300
Simplified Onboarding, Registration and Streamlined Checkout
Objective Standards and Feedback
Unified Dashboard to Manage Business
Inventory Insights to Scale Business
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1 Data-Driven Merchandising
Mine Our Data on Right Products, Right Price
Increase Visibility of Hot Selling Items
Improve Event Performance and Sales Velocity
Focus on Product Categories over Listings
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2 A Stable & Secure Platform
Buyers Marketing Security Search Data Sellers
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2 Structured Data Unlocks Discoverability
Search & SEO User Experience Merchandising
Common Description Language Open Global Taxonomy Robust Product Catalog
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3 Engaging Experiences:
Multi-screen Capabilities
ebay ebay ebay ebay 10:09 EBAY HIGH BIDDER
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3 Engaging Experiences: Interest Shopping
Mountain Biking
Extreme Bike Frames 14 Items Pedal Power 14 Items $250-590 Shop now
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Recap: Where We Are Heading
Focus on our core buyers and sellers
Showcase our spectrum of value and unique selection Leverage data to drive a better user experience Invest in structured data to improve discoverability Create engaging, multiscreen product experiences
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FINANCIAL OUTLOOK
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Financial Highlights
A Global Commerce Leader
Large and Growing Market with Favorable Trends
Advantaged Marketplace Model
Strong Profitability
Substantial and Durable FCF
Financial Flexibility
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Advantaged Business Model:
Top-Line Growth and Cash Flow
Active Buyers (M)
CAGR: 12%
155
124
140
‘12
‘13
‘14
Efficient Traffic Acquisition –
Majority Organic
Strong User Engagement
Revenue ($B)
CAGR: 9%
$8.3
$8.8
$7.4
‘12
‘13
‘14
Take Rate Model
Aligned With Sellers
Free Cash Flow ($B)
CAGR: 32%
$2.7
$2.1
$1.5
‘12
‘13
‘14
Low Capital Intensity
Predictable Cash Flows
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Note: The reconciliation of Free Cash Flow, which is not a GAAP measure, to the most directly comparable GAAP financial measure is available in the Appendix of this presentation

Operating Discipline
Sales &
Marketing
% of Revenue
23-25% ~Flat
‘15 Future
Flat as % of revenue
Channel Diversification
Product &
Technology
% of Revenue
8-10% ~Flat
‘15 Future
Flat as % of revenue
Invest in customer experience and platform
G&A +
Loss Provision
% of Revenue
12-14% Lower
‘15 Future Drive leverage Opportunistically reinvest savings Includes 4-5 pts stand-up costs
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Notes: Internal eBay projections; future defined as over next 1-3 years; Stand up costs Include corporate costs, dis-synergies related to separation, and value transfer from operating agreements

Financial Flexibility
Uses of cash
~$8B Int’l US Cash at Separation Net Cash: ~$1B
Capex: 7-9% of Revenue Free Cash Flow
Debt Capacity
Investment Value
Cash + Capacity
Strategic Acquisitions M&A
Offset Dilution + Opportunistic Current Authorization: $2B Capital Return
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Notes: Illustrative of current view; chart not to scale; capital return represents share repurchases

Some Headwinds to Overcome
2014
Challenges
Impact
on
Business
SEO
Slower traffic & user acquisition
Password reset
Existing user activity down
Our Strategic Priorities:
• Focused on addressing these challenges
• 18+ month transformation
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High-Level Financial Guidance
FY’15
FY’16
Long-Term
FX Neutral
0 – 5%
0 – 5%
Revenue Growth
Operating Margin
32 – 34%
31 – 35%
Free Cash Flow
$2.1 – 2.3B
$2.3 – 2.5B
EPS Growth
Faster than revenue growth
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IN SUMMARY
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Our Strategic Priorities
1 A vibrant marketplace
2 A strong, stable & secure commerce platform
3 Engaging product & brand experiences
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World Class Management Team
Devin
Wenig
Chief Executive Officer
President of eBay Marketplaces since September 2011
CEO of Thomson Reuters Markets from April 2008 to August 2011
Scott
Schenkel
Chief Financial Officer
SVP and CFO of eBay Marketplaces
8 years at eBay, 6 years as Marketplaces CFO
17 years at GE
Wendy
Jones
VP,
Operations
RJ
Pittman
SVP, CPO
Steve
Fisher
SVP, CTO
Kris
Miller
VP, Strategy
Scott
Cutler
VP & GM,
StubHub
Paul Todd
SVP, EU
Hal Lawton
SVP, NA
Jay Lee
SVP,
APAC
Kristin
Yetto
SVP, HR
Marie
Huber
SVP, Legal
General
Counsel
Daniel Tarman
SVP, CCO
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An Independent eBay

Focus on Our Core	Play to Our Strengths	Build for the Long Term

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eBay will be the world’s most vibrant marketplace for discovering great value and unique selection.
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APPENDIX
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Reconciliation of Free Cash Flow

	2012	2013	2014
eBay Inc. (Source: eBay Inc. 10K)	(In Millions)
Net cash provided by operating activities	$3,838	$4,995	$5,677
Less: Purchases of property and equipment	$(1,257)	$(1,250)	$(1,271)
Free cash flow	$2,581	$3,745	$4,406
PayPal (Source: PayPal Form 10-A3 Filing)
Net cash provided by operating activities	$1,565	$1,993	$2,220
Less: Purchases of property and equipment	$(511)	$(391)	$(492)
Free cash flow	$1,054	$1,602	$1,728
eBay Inc. less PayPal
Free Cash Flow	$1,527	$2,143	$2,678

To supplement the company’s condensed consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP, the company uses free cash flow (FCF), which is a non-GAAP measure of financial performance. Free cash flow represents operating cash flows less purchases of property and equipment. The company considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after the purchases of property, buildings, and equipment, which can then be used to, among other things, invest in the company’s business, make strategic acquisitions, and repurchase stock. A limitation of the utility of free cash flow as a measure of financial performance is that it does not represent the total increase or decrease in the company’s cash balance for the period.
FCF is not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, FCF is not based on any comprehensive set of accounting rules or principles. FCF should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measure as provided in the reconciliation to the most comparable GAAP financial measure as set forth above.
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